UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 28, 2010
CORNERSTONE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)
Tennessee	000-30497	62-1175427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
835 Georgia Avenue, Chattanooga, Tennessee	37343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code	(423) 385-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition.

                 On October 27, 2010, the Registrant issued a press release reporting earnings results for the fiscal quarter ended September 30, 2010.

Item 8.01.         Other Events.

                 On October 28, 2010, the Registrant issued a press release announcing the declaration of a cash dividend in the amount of $.625 per share for its qualified preferred stock with a record date of October 15, 2010, and a payment date of November 15, 2010.

Item 9.01.         Financial Statements and Exhibits.

(c)          Exhibits

99.1       Press release dated October 27, 2010 reporting earnings results for the fiscal quarter ended September 30, 2010.

99.2       Press release dated October 28, 2010 announcing the declaration of dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE BANCSHARES, INC.
(Registrant)

Date: October 28, 2010
	By:	/s/ Nathaniel F. Hughes
Nathaniel F. Hughes,
President and Chief Executive Officer